Cash Flow Information	12 Months Ended
Dec. 31, 2025
Supplemental Cash Flow Information [Abstract]
Cash Flow Information	Cash Flow Information
Cash paid for interest and income taxes was as follows:

	2025	2024	2023
Interest, net of amounts capitalized	$157	$180	$221
Income taxes, net of amounts refunded	$312	$177	$104
The Company incurred capital expenditures which remain unpaid at December 31, 2025, 2024, and 2023 of $68, $97, and $72, respectively, and will result in cash outflows within investing activities in the Statement of Consolidated Cash Flows in subsequent periods. We offer voluntary supplier finance programs to suppliers who may elect to sell their receivables to third parties at the sole discretion of both the supplier and the third parties. The program is at no cost to the Company and provides additional liquidity to our suppliers, if they desire, at their cost. Under these programs, the Company pays the third party bank, rather than the supplier, the stated amount of the confirmed invoices on the original maturity date of the invoices. The Company or the third party bank may terminate a program upon at least 30 days’ notice. Supplier invoices under the program require payment in full no more than approximately 120 days of the invoice date. As of December 31, 2025 and 2024, supplier invoices that are subject to future payment under these programs were $266 and $268, respectively, and are included in Accounts payable, trade in the Consolidated Balance Sheet.
The rollforwards of the Company’s outstanding obligations confirmed as valid under its supplier financing program for the years ended December 31, 2025, and 2024 are as follows:

	2025	2024
Confirmed obligations outstanding at the beginning of the year	$268	$258
Invoices confirmed during the year	881	877
Confirmed invoices paid during the year	(883)	(867)
Confirmed obligations outstanding at the end of the year	$266	$268